Exhibit 99.1

Siebert and Tigress Launch RISE Financial Services,

A Woman-Owned, Diverse Financial Services Firm

– WPS Prime Services Rebranded to RISE Financial Services

– RISE Prime, a Division of RISE Financial Services, Is Aligned with Growing Mission-Driven ESG Initiatives of Institutional Investors

– Siebert Closed Transaction and Acquired 24% of Tigress, and In Exchange Tigress Received 24% of RISE Financial Services and Shares of Siebert Common Stock

– Cynthia DiBartolo Joins Siebert’s Board and Gloria E. Gebbia Joins Tigress’ Board

Siebert Financial Corp. (NASDAQ: SIEB) (“Siebert”), a provider of financial services, and

Tigress Financial Partners (“Tigress”), the nation’s only disabled and woman-owned broker-dealer, today confirmed the completion of their previously announced transaction, and the creation of RISE Financial Services, LLC, (“RISE Financial”) a woman-owned, diverse financial services firm.

Siebert’s subsidiary, WPS Prime Services, LLC is rebranded to RISE Financial Services, LLC and its division, RISE Prime (“RISE”) specializes in offering a comprehensive suite of prime brokerage services aligned with the growing mission-driven Environmental, Social and Governance (“ESG”) initiatives of institutional investors. RISE maintains a prime clearing relationship with Pershing, positioning RISE to serve as a strategic partner to institutional clients when diversity and access to best-in-class prime brokerage services matter.

The creation of RISE addresses a critical missing link in the financial services Diversity, Equity and Inclusion (“DEI”) ecosystem and follows the recent partnership between Siebert and Tigress. In addition, RISE furthers Siebert’s 50+ year history of diversity which began with the legendary Muriel Siebert.

On November 16, 2021, Siebert acquired 24% of Tigress Holdings, LLC, and in exchange Tigress Holdings, LLC received 24% of RISE Financial, and shares of Siebert common stock. Tigress’ founder Cynthia DiBartolo will continue as CEO of Tigress and will assume the position as CEO of RISE Financial. Gloria E. Gebbia will assume the role of Chief Impact Officer at RISE Financial. Cynthia DiBartolo was appointed to Siebert’s Board and Gloria E. Gebbia was appointed to Tigress’ Board.

“We are excited to expand our collaboration with Tigress as we embark on initiatives that are aligned with our mutual commitment to diversity and inclusion while continuing to support the goals of our strategic partners,” said Gloria E. Gebbia, controlling shareholder and Board member of Siebert. “Tigress is a recognized industry leader in propelling the ESG initiatives of their stakeholders, and with Tigress’ support, we continue to build on Muriel Siebert’s legacy and our company’s core values while enhancing our current relationships with vendors and partners. Cynthia’s addition to our Board will be a true asset as we continue to modernize our offerings.”

Cynthia DiBartolo commented, “In today’s rapidly expanding and transparent ESG environment, institutional investors can no longer afford to have Diversity, Equity, and Inclusion as mere talking points. Rather, they are committed to analyzing, measuring and prioritizing DEI ensuring important metrics are elevated and approached with the same rigor as other business priorities. Institutional investors and global hedge funds, together with women and minority-led funds, are demanding a best-in-class prime brokerage partner that understands crucial accountability with respect to DEI and that is clearly aligned with their ESG mission. As a diverse and mission-driven prime brokerage firm, RISE will be at the forefront of this trajectory.”

“We are committed to supporting women and minority entrepreneurs and helping them achieve their business goals,” said Maura Creekmore, co-head of Wealth Solutions at BNY Mellon’s Pershing. “RISE will fill an important need in the industry given the increased demand for ESG investments. We are thrilled to be part of their journey and continue to work with them in this new chapter.”

Notice to Investors

This communication is provided for informational purposes only and is neither an offer to sell nor a solicitation of an offer to buy any securities in the United States or elsewhere.

About Siebert Financial Corp.

Siebert Financial Corp. is a holding company that conducts its retail brokerage business through its wholly-owned subsidiary, Muriel Siebert & Co., Inc., which became a member of the New York Stock Exchange ("NYSE") in 1967 when Ms. Siebert became the first woman to own a seat on the NYSE and the first to head one of its member firms. Siebert conducts its investment advisory business through its wholly-owned subsidiary, Siebert AdvisorNXT, Inc., a registered investment advisor, and its insurance business through its wholly-owned subsidiary, Park Wilshire Companies, Inc., a licensed insurance agency. Siebert conducts operations through its wholly-owned subsidiary, Siebert Technologies, LLC., a developer of robo-advisory technology. Siebert also offers prime brokerage services through its fifth wholly-owned subsidiary, WPS Prime Services, LLC, a broker-dealer registered with the SEC. Siebert is headquartered in New York City with offices throughout the continental U.S. More information is available at www.siebert.com.

About Tigress Financial Partners

Tigress Financial Partners is the nation’s only disabled and woman-owned financial services firm providing institutional and high net worth investors with expertise in NYSE floor brokerage, investment banking, capital markets, research, corporate advisory and global trade execution services, asset management and global wealth management. Tigress Financial Partners LLC is a national certified Disabled-Owned Business Enterprise (DOBE) and Woman-Owned Business Enterprise (WBENC), Member FINRA, NYSE, SEC and MSRB. StoneX Group Inc (NASDAQ: SNEX) owns a minority stake in Tigress. For further information about Tigress Financial Partners, please visit: www.tigressfp.com.

About RISE Financial Services, LLC

To learn more about RISE Financial and RISE Prime, please visit www.RISEprimeservices.com.

Forward-Looking Statements

The statements contained in this press release, that are not historical facts, including statements about our beliefs and expectations, are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements preceded by, followed by or that include the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend” and similar words or expressions. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements.

These forward-looking statements, which reflect our management’s beliefs, objectives, and expectations as of the date hereof, are based on the best judgment of our management. All forward-looking statements speak only as of the date on which they are made. Such forward-looking statements are subject to certain risks, uncertainties and assumptions relating to factors that could cause actual results to differ materially from those anticipated in such statements, including, without limitation, the following: economic, social and political conditions, global economic downturns resulting from extraordinary events such as the COVID-19 pandemic and other securities industry risks; interest rate risks; liquidity risks; credit risk with clients and counterparties; risk of liability for errors in clearing functions; systemic risk; systems failures, delays and capacity constraints; network security risks; competition; reliance on external service providers; new laws and regulations affecting our business; net capital requirements; extensive regulation, regulatory uncertainties and legal matters; failure to maintain relationships with employees, customers, business partners or governmental entities; the inability to achieve synergies or to implement integration plans and other consequences associated with risks and uncertainties detailed in our filings with the SEC, including our most recent filings on Forms 10-K and 10-Q. We caution that the foregoing list of factors is not exclusive, and new factors may emerge, or changes to the foregoing factors may occur, that could impact our business. We undertake no obligation to publicly update or revise these statements, whether as a result of new information, future events or otherwise, except to the extent required by the federal securities laws.

Investor Relations
Alex Kovtun and Matt Glover
Gateway Group, Inc.
949-574-3860
sieb@gatewayir.com